CONFORMED COPY

                               OMNICOM GROUP INC.

                                FRF 1,000,000,000
                          5.20 per cent. Notes due 2005

                        --------------------------------

                             FISCAL AGENCY AGREEMENT

                        --------------------------------

                                  24 June 1998

                                 Clifford Chance
                                     London

                                    CONTENTS

Clause                                                                      Page

1.  Interpretation...........................................................  1

2.  Appointment of the Paying Agents.........................................  3

3.  The Notes................................................................  3

4.  Delivery of Temporary Global Note, Permanent
       Global Note and Definitive Notes......................................  5

5.  Replacement Notes and Coupons............................................  6

6.  Payments to the Fiscal Agent.............................................  6

7.  Payments to Noteholders..................................................  8

8.  Miscellaneous Duties of the Paying Agents................................ 10

9.  Fees and Expenses........................................................ 12

10. Terms of Appointment..................................................... 13

11. Changes in Paying Agents................................................. 14

12. Notices.................................................................. 16

13. Law and Jurisdiction..................................................... 17

14. Modification............................................................. 18

15. Counterparts............................................................. 18

THE FIRST SCHEDULE........................................................... 19
    Form of Temporary Global Note............................................ 19

THE SECOND SCHEDULE.......................................................... 28
    Form of Permanent Global Note............................................ 28

THE THIRD SCHEDULE........................................................... 34
    Form of Definitive Note and Coupon....................................... 34

THE FOURTH SCHEDULE.......................................................... 39
    Terms and Conditions of the Notes........................................ 39

THE FIFTH SCHEDULE........................................................... 45
    Provisions for Meetings of the Noteholders............................... 45

THE SIXTH SCHEDULE........................................................... 52
    Specified Offices of the Agents.......................................... 52

THIS AGREEMENT is made on 24 June 1998

------------------------

BETWEEN

(1)   OMNICOM GROUP INC. (the "Issuer");

(2) SOCIETE GENERALE BANK & TRUST S.A., LUXEMBOURG as fiscal agent (together with any successor appointed as fiscal agent in accordance with Clause 11 (Changes in Paying Agents), the "Fiscal Agent") and as common depositary of the Global Notes referred to below and the Notes, if any, in definitive form delivered for exchange hereunder (the "Common Depositary"); and

(3) SOCIETE GENERALE as paying agent (together with the Fiscal Agent and any successor to any paying agent appointed from time to time in accordance with Clause 11 (Changes in Paying Agents), the "Paying Agents").

WHEREAS

(A) The Issuer has authorised the creation and issue of FRF1,000,000,000 in aggregate principal amount of 5.20 per cent. Notes due 2005 (the "Notes").

(B) The Notes will be in bearer form and in the denominations of FRF10,000 and FRF100,000. The Notes will initially be in the form of a temporary global Note (the "Temporary Global Note"), interests in which will be exchangeable for interests in a permanent global Note (the "Permanent Global Note" and, together with the Temporary Global Note, the "Global Notes") in the circumstances specified in the Temporary Global Note. The Permanent Global Note will, in turn, be exchangeable for Notes in definitive form ("Definitive Notes"), with interest coupons ("Coupons") attached in the circumstances specified in the Permanent Global Note. The Issuer will, in relation to the Notes insofar as represented by the Permanent Global Note, enter into a deed of covenant dated 24 June 1998 (as amended or supplemented from time to time, the "Deed of Covenant").

(C) The Issuer and the Paying Agents wish to record certain arrangements which they have made in relation to the Notes.

IT IS AGREED as follows:

1.    Interpretation

1.01  Definitions:   In  this  Agreement  the  following  expressions  have  the following meanings:

      "Business Day" means a day on which commercial banks are open for business and foreign exchange settlements in Paris and Luxembourg;

      "Cedel Bank" means Cedel Bank, societe anonyme;

      "Closing Date" means 24 June 1998;


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      "Conditions"  means the Terms and Conditions of the Notes (as scheduled to this Agreement and as modified from time to time in accordance with the Terms and Conditions of the Notes), and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof;

      "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System;

      "Exchange Date" means the first day following the expiry of 40 days after the issue of the Notes;

      "FRF" and "French Francs" denote the lawful currency for the time being of France;

      "Local Banking Day" means a day (other than a Saturday or a Sunday) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the city in which the Fiscal Agent has its Specified Office;

      "Local Time" means the time in the city in which the Fiscal Agent has its Specified Office;

      "Noteholders" means the holders of the Notes for the time being;

      "Pre-Closing Date" means the last day preceding the Closing Date on which banks are open for business and on which dealings in foreign currency may be carried on in Luxembourg;

      "Replacement Agents" means the Fiscal Agent and the Paying Agent having its Specified Office in Paris;

      "Required Paying Agent" means any Paying Agent (which may be the Fiscal Agent) which is the sole remaining Paying Agent with its Specified Office in any city where a stock exchange on which the Notes are listed requires there to be a Paying Agent; and

      "SICOVAM" means SICOVAM S.A.;

      "Specified Office" means, in relation to any Paying Agent:

            (a) the office specified against its name in the Sixth Schedule (Specified Offices of the Paying Agents); or

            (b) such other office as such Paying Agent may specify in accordance with Clause 11.08 (Changes in Specified Offices).

1.02 Meaning of outstanding: For the purposes of this Agreement and the Notes (but without prejudice to its status for any other purpose), a Note shall be considered to be "outstanding" unless one or more of the following events has occurred:

      (a) it has been redeemed in full, or purchased under Condition 5 (Redemption and Purchase - Purchase), and in either case has been cancelled;


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

      (b) the due date for its redemption in full has occurred and all sums due in respect of such Note (including all accrued interest) have been received by the Fiscal Agent and remain available for payment against presentation and surrender of such Note or (as the case may be) the relevant Coupons;

      (c) all claims for principal and interest in respect of such Note have become void under Condition 9 (Prescription);

      (d) it has been mutilated or defaced, or is alleged to have been lost, stolen or destroyed, and has been replaced pursuant to Condition 10 (Replacement of Notes and Coupons); or

      (e) for the purposes of the Fifth Schedule (Provisions for Meetings of the Noteholders) only, it is held by, or by any person for the benefit of, the Issuer.

1.03 Clauses and  Schedules:  Any  reference in this  Agreement to a Clause or a
Schedule is, unless otherwise stated, to a clause hereof or a schedule hereto.

1.04 Principal and interest: In this Agreement, any reference to principal or interest includes any additional amounts payable in relation thereto under the Conditions.

1.05 Terms defined in the Conditions: Terms and expressions used but not defined herein have the respective meanings given to them in the Conditions.

1.06 Statutes: Any reference in this Agreement to a statute, any provision thereof or to any statutory instrument, order or regulation made thereunder shall be construed as a reference to such statute, provision, statutory instrument, order or regulation as the same may have been, or may from time to time be, amended or re-enacted.

1.07 Headings: Headings and sub-headings are for ease of reference only and shall not affect the construction of this Agreement.

2. Appointment of the Paying Agents

2.01 Appointment: The Issuer appoints each Paying Agent as its agent in relation to the Notes for the purposes specified in this Agreement and in the Conditions.

2.02 Acceptance of appointment: Each Paying Agent accepts its appointment as agent of the Issuer in relation to the Notes and agrees to comply with the provisions of this Agreement.

3. The Notes

3.01 Temporary Global Note: The Temporary Global Note shall:

      (a) be in substantially the form set out in the First Schedule (Form of Temporary Global Note); and

      (b) be executed manually or in facsimile by or on behalf of the Issuer and authenticated manually by or on behalf of the Fiscal Agent.

3.02 Permanent Global Note: The Permanent Global Note shall:

      (a) be in substantially the form set out in the Second Schedule (Form of Permanent Global Note); and

      (b) be executed manually or in facsimile by or on behalf of the Issuer and authenticated manually by or on behalf of the Fiscal Agent.

3.03 Definitive Notes: Each Definitive Note shall:

      (a) be in substantially the form set out in the Third Schedule (Form of Definitive Note) and have attached to it Coupons in substantially the forms set out therein;

      (b)   be  security   printed  in  accordance  with  all  applicable  legal
            requirements;

      (c)   have a unique certificate number printed thereon; and

      (d) be executed manually or in facsimile by or on behalf of the Issuer and authenticated manually by or on behalf of the Fiscal Agent.

3.04 Signatures: Any signature on a Note shall be that of a person who is at the time of the signature an authorised signatory for such purpose of the Issuer notwithstanding that such person has for any reason (including death) ceased to be such an authorised signatory at the time at which such Note is delivered.

3.05 Availability: The Issuer shall arrange for the unauthenticated Permanent Global Note to be made available to or to the order of the Fiscal Agent not later than 10 days before the Exchange Date. If the Issuer is required to deliver Definitive Notes pursuant to the terms of the Permanent Global Note, the Issuer shall arrange for FRF1,000,000,000 in aggregate principal amount of unauthenticated Definitive Notes to be made available to or to the order of the Fiscal Agent as soon as practicable and in any event not later than 30 days after the bearer of the Permanent Global Note has requested its exchange for Definitive Notes and the Fiscal Agent has given the Issuer notice of the request. The Issuer shall also arrange for such unauthenticated Temporary Global Notes, Permanent Global Notes, Definitive Notes, and Coupons as are required to enable the Replacement Agents to perform their obligations under Clause 5 (Replacement Notes and Coupons) to be made available to or to the order of the Replacement Agents from time to time after request.

3.06 Duties of Fiscal Agent and Replacement Agents: Each of the Fiscal Agent and the Replacement Agents shall hold in safe custody all unauthenticated Temporary Global Notes, Permanent Global Notes, Definitive Notes, and Coupons delivered to it in accordance with Clause 3.05 (Availability) and shall ensure that they are authenticated (in the case of Temporary Global Notes, Permanent Global Notes and Definitive Notes) and delivered only in accordance with the terms hereof, of the Conditions and of the Temporary Global Note or (as the case may be) the Permanent Global Note.

3.07 Authority to authenticate: The Fiscal Agent is authorised by the Issuer to authenticate the Temporary Global Note, the Permanent Global Note and each Definitive Note delivered pursuant to Clause 4 and the Replacement Agent is authorised by the Issuer to authenticate each replacement Note delivered pursuant to Clause 5, in each case by the signature of any of its officers or any other person duly authorised for the purpose by the Fiscal Agent or (as the case may be) such Replacement Agent.

4. Delivery of Temporary Global Note, Permanent Global Note and Definitive Notes

4.01 Delivery of Temporary Global Note and Permanent Global Note: Subject to receipt by the Fiscal Agent of the Temporary Global Note and upon receipt by the Fiscal Agent of written instructions from the Issuer, the Fiscal Agent shall on the Pre-Closing Date authenticate and deliver to Societe Generale Bank & Trust S.A., Luxembourg, as common depositary for Euroclear and Cedel Bank, the Temporary Global Note. The Temporary Global Note will be held in escrow by the Common Depositary until notification has been received by the Common Depositary that payment for the Notes has been received by the Issuer. Subject to receipt by the Fiscal Agent of the Permanent Global Note in accordance with Clause 3.05 (Availability), the Fiscal Agent shall, against presentation or (as the case may be) surrender to it of the Temporary Global Note and in accordance with the terms thereof, authenticate and deliver to the bearer of the Temporary Global Note the Permanent Global Note in the aggregate principal amount required by the terms of the Temporary Global Note or, if the Permanent Global Note has already been issued in exchange for part only of the Temporary Global Note, procure that such aggregate principal amount is noted in the schedule to the Permanent Global Note and procure the signature of such notation on its behalf.

4.02 Annotation of Temporary Global Note and Permanent Global Note: On each occasion on which the Permanent Global Note is delivered pursuant to Clause 4.01 (Delivery of Permanent Global Note) or a further exchange of interests in the Temporary Global Note for interests in the Permanent Global Note is made, the Fiscal Agent shall procure that there is noted in the respective schedules to the Temporary Global Note and the Permanent Global Note the aggregate principal amount of interests in the Permanent Global Note so delivered (the "relevant principal amount"), the new aggregate principal amount of the Permanent Global Note (which shall be the previous principal amount thereof plus the relevant principal amount) and the remaining principal amount of the Temporary Global Note (which shall be the previous principal amount thereof less the relevant principal amount) and shall procure the signature of each such notation on its behalf. The Fiscal Agent shall cancel or procure the cancellation of the Temporary Global Note when and if it has made full exchange thereof for interests in the Permanent Global Note.

4.03 Delivery of Definitive Notes: Subject to receipt by the Fiscal Agent of Definitive Notes in accordance with Clause 3.05 (Availability), the Fiscal Agent shall, against presentation or (as the case may be) surrender to it of the Permanent Global Note and in accordance with the terms thereof, authenticate and deliver Definitive Notes in the required aggregate principal amount to the bearer of the Permanent Global Note; provided, however, that each Definitive Note shall at the time of its delivery have attached thereto only such Coupons as shall ensure that neither loss nor gain accrues to the bearer thereof. Societe Generale, in its capacity as common depositary, undertakes with the Issuer that it shall hold in safe custody all Definitive Notes delivered to it as bearer of the Permanent Global Note and make arrangements for collection of such Definitive Notes by investors entitled thereto.

4.04 Annotation of Permanent Global Note upon exchange for Definitive Notes: On such occasion as Definitive Notes are delivered in exchange for the Permanent Global Note, the Fiscal Agent shall procure that there is noted in the schedule to the Permanent Global Note the aggregate principal amount of Definitive Notes so delivered (the "relevant principal amount") and shall procure the signature of such notation on its behalf. The Fiscal Agent shall cancel or procure the cancellation of the Permanent Global Note when it has made full exchange thereof for Definitive Notes.

5. Replacement Notes and Coupons

5.01 Delivery of Replacements: Subject to receipt of sufficient replacement Temporary Global Notes, Permanent Global Notes, Definitive Notes and Coupons in accordance with Clause 3.05 (Availability), each Replacement Agent shall, upon and in accordance with the instructions of the Issuer (which instructions may, without limitation, include terms as to the payment of expenses and as to evidence, security and indemnity), authenticate (if necessary) and deliver a Temporary Global Note, Permanent Global Note, Definitive Note or Coupon as a replacement for any Temporary Global Note, Permanent Global Note, Definitive Note or Coupon which has been mutilated or defaced or which is alleged to have been destroyed, stolen or lost; provided, however, that the Replacement Agents shall not deliver any Temporary Global Note, Permanent Global Note, Definitive Note or Coupon as a replacement for any Temporary Global Note, Permanent Global Note, Definitive Note or Coupon which has been mutilated or defaced otherwise than against surrender of the same and shall not issue any replacement Temporary Global Note, Permanent Global Note, Definitive Note or Coupon until the applicant has furnished the Replacement Agent with such evidence and indemnity as the Issuer and the Replacement Agent may reasonably require and has paid such costs and expenses as may be incurred in connection with such replacement.

5.02 Replacements to be numbered: Each replacement Temporary Global Note, Permanent Global Note, Definitive Note or Coupon delivered under this Agreement shall bear a unique certificate or (as the case may be) serial number.

5.03 Cancellation of mutilated or defaced Notes: Each Replacement Agent shall cancel each mutilated or defaced Temporary Global Note, Permanent Global Note, Definitive Note or Coupon surrendered to it in respect of which a replacement has been delivered.

5.04 Notification: Each Replacement Agent shall notify the Issuer and each other Paying Agent of the delivery by it of any replacement Temporary Global Note, Permanent Global Note, Definitive Note or Coupon specifying the certificate or serial number thereof and the certificate or serial number (if any and if known) of the Temporary Global Note, Permanent Global Note, Definitive Note or Coupon which it replaces and confirming that the Temporary Global Note, Permanent Global Note, Definitive Note or Coupon which it replaces has been cancelled.

6. Payments to the Fiscal Agent

6.01 Issuer to pay Fiscal Agent: In order to provide for the payment of principal and interest in respect of the Notes as the same becomes due and payable, not later than the day on which such payment becomes due, the Issuer shall pay to the Fiscal Agent, to the account of the Fiscal Agent maintained with Societe Generale, 29 boulevard Haussmann, 75009 Paris (or to such other account as may be designated by the Fiscal Agent by notice given hereunder to the Issuer from time to time), an amount equal to the amount of principal and/or (as the case may be) interest falling due in respect of the Notes on such date, for value on such date, unless a Credit Event (as defined below) has occurred and is continuing on the Business Day before the date on which the final payment is due under the Notes, in which case, the Issuer shall make such payment to the Fiscal Agent as provided above on the Business Day before such final payment is due. For this purpose, "Credit Event" means the rating of the long term unsecured unsubordinated debt of the Issuer at a level below A (or the equivalent) by Standard & Poor's Ratings Services ("Standard & Poor's"); provided however, that in the event Standard & Poor's does not provide a rating of such debt of the Issuer, "Credit Event" shall mean the rating of the long term unsecured unsubordinated debt of the Issuer at a level below A3 by Moody's Investors Service Inc. The Issuer shall give the Fiscal Agent notice of the ratings of such debt of the Issuer on the thirtieth day before the date on which the final payment under the Notes is scheduled to be paid and shall also give the Fiscal Agent notice of any change in such ratings after such thirtieth day and before the date such final payment is due.

6.02 Manner and time of payment: Each amount payable under Clause 6.01 (Issuer to pay Fiscal Agent) shall be paid unconditionally by credit transfer in French Francs and in immediately available, freely transferable, cleared funds not later than 10.00 a.m. (Paris time) on the relevant day specified in Clause 6.01. The Issuer shall, before 10.00 a.m. (Local Time) on the second Business Day before the due date of each payment by it under Clause 6.01 (Issuer to pay
Fiscal Agent), procure that the bank effecting payment for it confirms by authenticated SWIFT message MT100 to the Fiscal Agent the payment instructions relating to such payment indicating that they provide for payment for value on the relevant date.

6.03 Exclusion of liens and interest: The Fiscal Agent shall be entitled to deal with each amount paid to it under this Clause 6 (Payments to the Fiscal Agent) in the same manner as other amounts paid to it as a banker by its customers; provided, however, that:

      (a) it shall not exercise against the Issuer any lien, right of set-off or similar claim in respect thereof; and

      (b)   it shall not be liable to any person for interest thereon.

6.04 Application by Fiscal Agent: The Fiscal Agent shall apply each amount paid to it hereunder in accordance with Clause 7 (Payments to Noteholders) and shall not be obliged to repay any such amount unless the claim for the relevant payment becomes void under Condition 9 (Prescription), in which event it shall refund at the written request of the Issuer such portion of such amount as relates to such payment by paying the same by credit transfer in immediately available funds in French Francs to such account with such bank in Paris as the Issuer has by notice to the Fiscal Agent specified for the purpose.

6.05 Failure to confirm  payment  instructions:  If the Fiscal Agent has not, by
12.00 noon (Local Time) on the second Business Day before the due date of any payment to it under Clause 6.01 (Issuer to pay Fiscal Agent), received confirmation by Swift message MT100 of the relevant payment instructions referred to in Clause 6.02 (Manner and time of payment), it shall forthwith notify the Issuer and the other Paying Agents. If the Fiscal Agent subsequently receives confirmation of such payment instructions, it shall forthwith notify the Issuer and the other Paying Agents.


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7. Payments to Noteholders

7.01 Payments by Paying Agents: Each Paying Agent acting through its Specified Office shall make payments of principal and interest in respect of the Notes in accordance with the Conditions (and, in the case of the Temporary Global Note or the Permanent Global Note, the terms thereof); provided, however, that:

      (a) if any Definitive Note or Coupon is presented or surrendered for payment to any Paying Agent and such Paying Agent has delivered a replacement therefor or has been notified that the same has been replaced, such Paying Agent shall forthwith notify the Issuer of such presentation or surrender and shall not make payment against the same until it is so instructed by the Issuer and has received the amount to be so paid;

      (b) a Paying Agent shall not be obliged (but shall be entitled) to make payments of principal or interest in respect of the Notes, if:

            (i) in the case of the Fiscal Agent, it has not been able to ascertain that it has received the full amount of any payment due to it under Clause 6.01 (Issuer to pay Fiscal Agent); or

            (ii)  in the case of any other Paying Agent:

                  (1) it has been notified in accordance with Clause 6.05 (Failure to confirm payment instructions) that confirmation of the relevant payment instructions has not been received, unless it is subsequently notified that confirmation of such payment instructions has been received; or

                  (2) it is not able to establish that the Fiscal Agent has received (whether or not at the due time) the full amount of any payment due to it under Clause 6.01 (Issuer to pay Fiscal Agent);

      (c) each Paying Agent shall cancel each Definitive Note or Coupon against surrender of which it has made full payment and shall, in the case of a Paying Agent other than the Fiscal Agent, deliver each Definitive Note or Coupon so cancelled by it to, or to the order of, the Fiscal Agent;

      (d) in the case of payment of principal or interest against presentation of the Temporary Global Note or the Permanent Global Note, the relevant Paying Agent shall procure that there is noted in the schedule to the Temporary Global Note or (as the case may be) the Permanent Global Note the amount of such payment and, in the case of payment of principal, the remaining principal amount of the Temporary Global Note or (as the case may be) the Permanent Global Note (which shall be the previous principal amount thereof less the amount of principal then paid) and shall procure the signature of such notation on its behalf; and

      (e) notwithstanding any other provision of this Agreement, each Paying Agent shall be entitled to make a deduction or withholding from any payment which it makes under this Agreement for or on account of any present or future taxes, duties or charges if and to the extent so required by applicable law, in which event such Paying Agent shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so withheld or deducted; provided that each Paying Agent shall promptly inform the Issuer in the event that it becomes aware that such withholding or deduction shall be required with respect to any payment hereunder.

7.02 Exclusion of liens and commissions: No Paying Agent shall exercise any lien, right of set-off or similar claim against any person to whom it makes any payment under Clause 7.01 (Payments by Paying Agents) in respect thereof, nor shall any commission or expense be charged by it to any such person in respect thereof.

7.03 Reimbursement by Fiscal Agent: If a Paying Agent other than the Fiscal Agent makes any payment in accordance with Clause 7.01 (Payments by Paying Agents):

      (a) it shall notify the Fiscal Agent of the amount so paid by it, the certificate or serial number (if any) of the Temporary Global Note, Permanent Global Note, Definitive Note or Coupon against presentation or surrender of which payment of principal was made, or of the Temporary Global Note, Permanent Global Note or Definitive Note against presentation or surrender of which payment of interest was made, and the number of Coupons by maturity against presentation or surrender of which payment of interest was made; and

      (b)   subject to and to the extent of compliance by the Issuer with Clause
            6.01 (Issuer to pay Fiscal Agent) (whether or not at the due time), the Fiscal Agent shall pay to such Paying Agent out of the funds received by it under Clause 6.01 (Issuer to pay Fiscal Agent), by credit transfer in French Francs and in immediately available, freely transferable, cleared funds to such account with such bank in Paris as such Paying Agent has by notice to the Fiscal Agent specified for the purpose, an amount equal to the amount so paid by such Paying Agent.

7.04 Appropriation by Fiscal Agent: If the Fiscal Agent makes any payment in accordance with Clause 7.01 (Payments by Paying Agents), it shall be entitled to appropriate for its own account out of the funds received by it under Clause
6.01 (Issuer to pay Fiscal Agent) an amount equal to the amount so paid by it.

7.05 Reimbursement by Issuer: Subject to Clauses 7.01(a) and (b) (Payments by Paying Agents), if a Paying Agent makes a payment in respect of Notes on or after the due date for such payment under the Conditions at a time at which the Fiscal Agent has not received the full amount of the relevant payment due to it under Clause 6.01 (Issuer to pay Fiscal Agent) and the Fiscal Agent is not able out of funds received by it under Clause 6.01 (Issuer to pay Fiscal Agent) to reimburse such Paying Agent therefor (whether by payment under Clause 7.03 (Reimbursement by the Fiscal Agent) or appropriation under Clause 7.04
(Appropriation by the Fiscal Agent)), the Issuer shall from time to time on demand pay to the Fiscal Agent for account of such Paying Agent:

      (a) the amount so paid out by such Paying Agent and not so reimbursed to it; and

      (b) interest on such amount from the date on which such Paying Agent made such payment until the date of reimbursement of such amount;

provided, however, that any payment made under paragraph (a) above shall satisfy pro tanto the obligations of the Issuer under Clause 6.01 (Issuer to pay Fiscal Agent).

7.06 Interest:  Interest shall accrue for the purpose of paragraph (b) of Clause
7.05 (Reimbursement by Issuer) (as well after as before judgment) on the basis of a year of 360 days and the actual number of days elapsed from, and including, the day they are advanced by the relevant Paying Agent and to, but excluding, the day of reimbursement by the Issuer as provided in Clause 7.05 and at the rate per annum which is charged by such Paying Agent at the time in respect of overdraft facilities extended to prime borrowers.

7.07 Partial payments: If at any time and for any reason a Paying Agent makes a partial payment in respect of the Temporary Global Note, the Permanent Global Note or any Definitive Note or Coupon presented for payment to it, such Paying Agent shall enface thereon a statement indicating the amount and date of such payment.

8. Miscellaneous Duties of the Paying Agents

8.01 Records: The Fiscal Agent shall:

      (a) maintain a record of the Temporary Global Note and the Permanent Global Note and all Definitive Notes and Coupons delivered hereunder and of their redemption, payment, cancellation, mutilation, defacement, alleged destruction, theft, loss or replacement (and, in the case of the Temporary Global Note, exchange of interests thereof for interests in the Permanent Global Note and, in the case of the Permanent Global Note, exchange thereof for Definitive Notes); provided, however, that no record need be maintained of the serial numbers of Coupons, save for the serial numbers of Coupons for which replacements have been issued under Clause 5 (Replacement Notes and Coupons) and unmatured Coupons missing at the time of redemption or other cancellation of the relevant Definitive Notes and for any subsequent payments against such Coupons;

      (b) maintain a record of all certifications received by it in accordance with Clause 8.03 (Certifications) or the provisions of the Temporary Global Note for the period specified in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3)(i) and all confirmations received by it in accordance with Clause 8.04 (Cancellation); and

      (c) make such records available for inspection at all reasonable times by the Issuer and the other Paying Agents.

8.02 Information from Paying Agents: The Paying Agents and the Common Depositary if it is involved in an exchange of Definitive Notes for interests in the Permanent Global Note shall make available to the Fiscal Agent such information as is reasonably required for the maintenance of the records referred to in Clause 8.01 (Records).

8.03 Certifications: Each Paying Agent shall promptly copy to the Issuer and, in the case of a Paying Agent other than the Fiscal Agent, the Fiscal Agent any certification received by it in accordance with the provisions of the Temporary Global Note.

8.04 Cancellation: The Issuer may from time to time deliver to the Fiscal Agent Definitive Notes and unmatured Coupons relating thereto for cancellation, whereupon the Fiscal Agent shall cancel such Definitive Notes and Coupons. In addition, the Issuer may from time to time procure the delivery to the Fiscal Agent of the Temporary Global Note or the Permanent Global Note with instructions to cancel a specified aggregate principal amount of Notes represented by it (which instructions shall be accompanied by confirmation from Euroclear or Cedel Bank that Notes having such aggregate principal amount may be cancelled), whereupon the Fiscal Agent shall procure that there is noted on the schedule to the Temporary Global Note or (as the case may be) the Permanent
Global Note the aggregate principal amount of Notes so cancelled and the remaining principal amount of the Temporary Global Note or (as the case may be) the Permanent Global Note (which shall be the previous principal amount thereof less the aggregate principal amount of the Notes so cancelled) and shall procure the signature of such notation on its behalf.

8.05 Definitive Notes and Coupons in issue: As soon as practicable (and in any event within three months) after each interest payment date in relation to the Notes, after each date on which Notes are cancelled in accordance with Clause
8.04 (Cancellation) and after any date on which the Notes fall due for redemption in accordance with the Conditions, the Fiscal Agent shall notify the Issuer and the other Paying Agents (on the basis of the information available to it) of the number of any Definitive Notes or Coupons against surrender of which payment has been made and of the number of any Definitive Notes or (as the case may be) Coupons which have not yet been surrendered for payment.

8.06 Forwarding of communications: The Fiscal Agent shall promptly forward to the Issuer a copy of any notice or communication addressed to the Issuer by any Noteholder which is received by the Fiscal Agent.

8.07 Publication of notices: The Fiscal Agent shall, upon and in accordance with instructions of the Issuer received at least 10 Local Banking Days before the proposed publication date, arrange for the publication of any notice which is to be given to the Noteholders and shall supply a copy thereof to each other Paying Agent, Euroclear, Cedel Bank and any stock exchange on which the Notes are listed.

8.08 Destruction: The Fiscal Agent shall destroy the Temporary Global Note following its cancellation in accordance with Clause 4.02 (Annotation of Temporary Global Note and Permanent Global Note) and the Permanent Global Note following its cancellation in accordance with Clause 4.04 (Annotation of Permanent Global Note upon exchange for Definitive Notes) and the Temporary Global Note and the Permanent Global Note and each Definitive Note or Coupon delivered to or cancelled by it in accordance with Clause 7.01(c) (Payments by Paying Agents) or cancelled by it in accordance with Clause 5.03 (Cancellation of mutilated or defaced Notes) or Clause 8.04 (Cancellation), in which case it shall furnish the Issuer with a certificate of destruction specifying the certificate or serial numbers (if any) of the Temporary Global Note or (as the case may be) the Permanent Global Note or Definitive Notes and the number of Coupons so destroyed.

8.09 Documents available for inspection: The Issuer shall provide to each Paying
Agent:

      (a)   conformed copies of this Agreement and the Deed of Covenant;

      (b) if the provisions of Condition 5(b) (Redemption for taxation reasons) become relevant in relation to the Notes, the documents contemplated under Condition 5(b) (Redemption for taxation reasons); and

      (c) such other documents as may from time to time be required by any stock exchange on which the Notes are listed to be made available at the Specified Office of the Paying Agent having its Specified Office in such cities as required by the relevant stock exchange.

Each of the Paying Agents shall make available for inspection during normal business hours at its Specified Office the documents referred to above and, upon reasonable request, will allow copies of such documents to be taken.

8.10 Voting Certificates and Block Voting Instructions: Each Paying Agent shall, at the request of any Noteholder, issue Voting Certificates and Block Voting Instructions in a form and manner which comply with the provisions of the Fifth Schedule (Provisions for Meetings of the Noteholders) (except that it shall not be required to issue the same less than 48 hours before the time fixed for any Meeting provided for therein). Each Paying Agent shall keep a full record of Voting Certificates and Block Voting Instructions issued by it and shall give to the Issuer, not less than 24 hours before the time appointed for any Meeting, full particulars of all Voting Certificates and Block Voting Instructions issued by it in respect of such Meeting.

9. Fees and Expenses

9.01 Fees: The Issuer shall pay to the Fiscal Agent for the account of the Paying Agents such fees as have been agreed between the Issuer and the Fiscal Agent in respect of the services of the Paying Agents hereunder (plus any applicable value added tax).

9.02 Front-end expenses: The Issuer shall on demand reimburse the Fiscal Agent for all expenses incurred by it in the negotiation, preparation and execution of this Agreement, and shall on demand reimburse each Paying Agent for all expenses (including, without limitation, legal fees and any publication, communication, courier, postage and other out-of-pocket expenses) properly incurred in connection with its services hereunder (plus any applicable value added tax).

9.03 Taxes: The Issuer shall pay all stamp, registration and other taxes and duties (including any interest and penalties thereon or in connection therewith) which are payable in the United States of America and the United Kingdom upon or in connection with the execution and delivery of this Agreement, and the Issuer shall indemnify each Paying Agent on demand against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it incurs as a result or arising out of or in relation to any failure of the Issuer to pay or delay by the Issuer in paying any of the same. All payments by the Issuer under this Clause 9 (Fees and Expenses) or Clause 10.04 (Indemnity in favour of the Paying Agents) shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the United States of America or any political subdivision or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In that event, the Issuer shall pay such additional amounts as will result in the receipt by the relevant Paying Agent of such amounts as would have been received by it if no such withholding or deduction had been required except that the Issuer shall not be required to pay such additional amounts (i) if the withholding or deduction would not have been imposed but for a past or present connection between the relevant Paying Agent and the United States of America, the Commonwealth of Puerto Rico or any territory or possession of the United States or subject to its jurisdiction or
(ii) in respect of taxes that would not have been imposed but for the relevant Paying Agent's failure to deliver to the Issuer a tax form requested and furnished by it and necessary to enable the Issuer to make the relevant payment free of withholding or deduction or subject to withholding or deduction at a reduced rate.

10. Terms of Appointment

10.01 Rights and powers: Each Paying Agent may, in connection with its services hereunder:

      (a) except as ordered by a court of competent jurisdiction or otherwise required by law and regardless of any notice of ownership, trust or any other interest therein, any writing thereon or any notice of any previous loss or theft thereof, but subject to Clause 7.01(a) (Payments by Paying Agents), treat the bearer of any Temporary Global Note, Permanent Global Note, Definitive Note or Coupon as its absolute owner for all purposes and make payments thereon accordingly;

      (b) assume that the terms of the Temporary Global Note, the Permanent Global Note and each Definitive Note and Coupon as issued are correct;

      (c) refer any question relating to the ownership of the Temporary Global Note, the Permanent Global Note or any Definitive Note or Coupon or the adequacy or sufficiency of any evidence supplied in connection with the replacement of the Temporary Global Note, the Permanent Global Note or any Definitive Note or Coupon to the Issuer for determination by the Issuer and rely upon any determination so made;

      (d) rely upon the terms of any notice, communication or other document believed by it to be genuine; and

      (e) engage and pay for the advice or services of any lawyers or other experts whose advice or services it considers necessary and rely upon any advice so obtained (and such Paying Agent shall be protected and shall incur no liability as against the Issuer in respect of any action taken, or permitted to be taken, in accordance with such advice and in good faith).

10.02 Extent of duties: Each Paying Agent shall only be obliged to perform the duties set out herein and such other duties as are necessarily incidental thereto. No Paying Agent shall:

      (a) be under any fiduciary duty or other obligation towards or have any relationship of agency or trust for or with any person other than the Issuer, or

      (b) be responsible for or liable in respect of the legality, validity or enforceability of the Temporary Global Note, the Permanent Global Note or any Definitive Note or Coupon or any act or omission of any other person (including, without limitation, any other Paying Agent).

10.03 Freedom to transact: Each Paying Agent may purchase, hold and dispose of Notes and Coupons and may enter into any transaction (including, without limitation, any depository, trust or agency transaction) with any holders of Notes or Coupons or with any other person in the same manner as if it had not been appointed as the agent of the Issuer in relation to the Notes.

10.04 Indemnity in favour of the Paying Agents: The Issuer shall indemnify each Paying Agent against any claim, demand, action, liability, damages, cost, loss or reasonable expense (including, without limitation, reasonable legal fees and any applicable value added tax) which it incurs, other than such costs and expenses as are separately agreed to be reimbursed out of the fees payable under Clause 9.01 (Fees) and otherwise than by reason of its own gross negligence or wilful misconduct, default or bad faith or violation of its obligations under this Agreement, as a result or arising out of or in relation to its acting as the agent of the Issuer in relation to the Notes.

11. Changes in Paying Agents

11.01 Resignation: Any Paying Agent may resign its appointment upon not less than 30 days' notice to the Issuer (with a copy, in the case of a Paying Agent other than the Fiscal Agent, to the Fiscal Agent); provided, however, that:

      (a) if such resignation would otherwise take effect less than 30 days before or after the maturity date or other date for redemption of the Notes or any interest payment date in relation to the Notes, it shall not take effect until the thirtieth day following such date; and

      (b) in the case of the Fiscal Agent or a Required Paying Agent, such resignation shall not take effect until a successor has been duly appointed consistently with Clause 11.04 (Additional and successor agents) or Clause 11.05 (Paying Agents may appoint successors) and notice of such appointment has been given to the Noteholders.

11.02 Revocation: The Issuer may revoke its appointment of any Paying Agent by not less than 30 days' notice to such Paying Agent (with a copy, in the case of a Paying Agent other than the Fiscal Agent, to the Fiscal Agent); provided, however, that, in the case of the Fiscal Agent or any Required Paying Agent, such revocation shall not take effect until a successor has been duly appointed consistently with Clause 11.04 (Additional and successor agents) or Clause 11.05 (Paying Agents may appoint successors) and notice of such appointment has been given to the Noteholders.

11.03 Automatic termination: The appointment of any Paying Agent shall terminate forthwith if (a) such Paying Agent becomes incapable of acting, (b) a secured party takes possession, or a receiver, manager or other similar officer is appointed, of the whole or any part of the undertaking, assets and revenues of such Paying Agent, (c) such Paying Agent admits in writing its insolvency or inability to pay its debts as they fall due, (d) an administrator or liquidator of such Paying Agent or the whole or any part of the undertaking, assets and revenues of such Paying Agent is appointed (or application for any such appointment is made), (e) such Paying Agent takes any action for a readjustment or deferment of any of its obligations or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its indebtedness, (f) an order is made or an effective resolution is passed for the winding-up of such Paying Agent or (g) any event occurs which has an analogous effect to any of the foregoing. If the appointment of the Fiscal Agent or any Required Paying Agent is terminated in accordance with the preceding sentence, the Issuer shall forthwith appoint a successor in accordance with Clause 11.04 (Additional and successor agents).

11.04 Additional and successor agents: The Issuer may appoint a successor fiscal agent and additional or successor paying agents and shall forthwith give notice of any such appointment to the continuing Paying Agents and the Noteholders, whereupon the Issuer, the continuing Paying Agents and the additional or successor fiscal agent or paying agent shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

11.05 Paying Agents may appoint successors: If the Fiscal Agent or any Required Paying Agent gives notice of its resignation in accordance with Clause 11.01 (Resignation) and by the tenth day before the expiry of such notice a successor has not been duly appointed in accordance with Clause 11.04 (Additional and successor agents), the Fiscal Agent or (as the case may be) Required Paying Agent may itself, following such consultation with the Issuer as is practicable in the circumstances, appoint as its successor any reputable and experienced financial institution and give notice of such appointment to the Issuer, the remaining Paying Agents and the Noteholders, whereupon the Issuer, the remaining Paying Agents and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

11.06 Release:  Upon any  resignation  or revocation  taking effect under Clause
11.01 (Resignation) or 11.02 (Revocation) or any termination taking effect under Clause 11.03 (Automatic termination), the relevant Paying Agent shall:

      (a) be released and discharged from its obligations under this Agreement (save that it shall remain entitled to the benefit of and subject to Clause 9.03 (Taxes), Clause 10 (Terms of Appointment) and Clause 11 (Changes in Paying Agents));

      (b) in the case of the Fiscal Agent, deliver to the Issuer and to its successor a copy, certified as true and up-to-date by an officer or authorised signatory of the Fiscal Agent, of the records maintained by it in accordance with Clause 8.01 (Records); and

      (c) forthwith (upon payment to it of any amount due to it in accordance with Clause 9 (Fees and Expenses) or Clause 10.04 (Indemnity in favour of the Paying Agents) transfer all moneys and papers (including any unissued Notes held by it hereunder and any documents held by it pursuant to Clause 8.09 (Documents available for inspection)) to its successor and, upon appropriate notice, provide reasonable assistance to its successor for the discharge of its duties and responsibilities hereunder.

11.07 Merger: Any legal entity into which any Paying Agent is merged or converted or any legal entity resulting from any merger or conversion to which such Paying Agent is a party shall, to the extent permitted by applicable law, be the successor to such Paying Agent without any further formality, whereupon the Issuer, the other Paying Agents and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement. Notice of any such merger or conversion shall forthwith be given by such successor to the Issuer, the other Paying Agents and the Noteholders.

11.08 Changes in Specified Offices: If any Paying Agent decides to change its Specified Office (which may only be effected within the same city unless the prior written approval of the Issuer has been obtained), it shall give notice to the Issuer (with a copy to the other Paying Agents) of the address of the new Specified Office stating the date on which such change is to take effect, which date shall be not less than 30 days after the date of such notice. The Issuer shall at its own expense not less than 14 days prior to the date on which such change is to take effect (unless the appointment of the relevant Paying Agent is to terminate pursuant to any of the foregoing provisions of this Clause 11 (Changes in Paying Agents) on or prior to the date of such change) give notice thereof to the Noteholders.

12. Notices

12.01 Addresses for notices: All notices and communications hereunder shall be made in writing (by letter, telex or fax) and shall be sent as follows:

      (a)   if to the Issuer, to it at:

            437 Madison Avenue
            New York, New York 10022
            USA

            Fax:        +212 415 3530

            Attention:  Treasurer

      (b) if to a Paying Agent, to it at the address, telex number or fax number specified against its name in the Sixth Schedule (Specified Offices of the Paying Agents) (or, in the case of a Paying Agent not originally a party hereto, specified by notice to the parties hereto at the time of its appointment) for the attention of the person or department specified therein;

or, in any case, to such other address, telex number or fax number or for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.

12.02 Effectiveness: Every notice or communication sent in accordance with Clause 12.01 (Addresses for notices) shall be effective as follows:

      (a)   if sent by letter or fax, upon receipt by the addressee; and

      (b) if sent by telex, upon receipt by the sender of the addressee's answerback at the end of transmission;

provided, however, that any such notice or communication which would otherwise take effect after 4.00 p.m. (local time in the city designated by the addressee for notices to it hereunder) on any particular day shall not take effect until
10.00 a.m. (local time in that city) on the immediately succeeding business day in the place of the addressee.

12.03 Notices to Noteholders: Any notice required to be given to Noteholders under this Agreement shall be given in accordance with the Conditions; provided, however, that, so long as all the Notes are represented by the Temporary Global Note or the Permanent Global Note, notices to Noteholders shall be given in accordance with the terms of the Temporary Global Note or the Permanent Global Note and, so long as any of the Notes is represented by the Temporary Global Note, notices to Noteholders of the Notes so represented shall be given in accordance with the terms of the Temporary Global Note.

12.04 Notices in English: All notices and other communications hereunder shall be made in the English language or shall be accompanied by a certified English translation thereof. Any certified English translation delivered hereunder shall be certified a true and accurate translation by a professionally qualified translator or by some other person competent to do so.

13. Law and Jurisdiction

13.01 Governing law: This Agreement is governed by, and shall be construed in accordance with, English law.

13.02 Jurisdiction: The Issuer agrees for the benefit of the Paying Agents that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

13.03 Appropriate forum: The Issuer irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

13.04 Process agent: The Issuer agrees that the process by which any Proceedings in England are begun may be served on it by being delivered to Omnicom Finance Limited of 239 Old Marylebone Road, London NW1 5QT or if different, its registered office for the time being or at any other address at which process may be served on it in accordance with Part XXIII of the Companies Act 1985. If such person is not or ceases to be effectively appointed to accept service of process on the Issuer's behalf, the Issuer shall, on the written demand of any Paying Agent addressed to the Issuer and delivered to the Issuer or to the Specified Office of the Fiscal Agent, appoint a further person in England to accept service of process on its behalf. Nothing in this paragraph shall affect the right of any Paying Agent to serve process in any other manner permitted by law.

13.05 Non-exclusivity: The submission to the jurisdiction of the courts of England shall not (and shall not be construed so as to) limit the right of any Paying Agent to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

14. Modification

This Agreement may be amended by further agreement among the parties hereto and without the consent of the Noteholders.

15. Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Any party may enter into this Agreement by signing any such counterpart.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

                               THE FIRST SCHEDULE

                          Form of Temporary Global Note

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                               OMNICOM GROUP INC.
                   (incorporated with limited liability under
                       the laws of the State of New York)

                         FRF1,000,000,000 5.20 per cent.
                                 Notes due 2005

                              TEMPORARY GLOBAL NOTE

1. Introduction: This Temporary Global Note is issued in respect of the FRF1,000,000,000 5.20 per cent. Notes due 2005 (the "Notes") of Omnicom Group Inc. (the "Issuer"). The Notes are the subject of a fiscal agency agreement dated 24 June 1998 (as amended or supplemented from time to time, the "Fiscal Agency Agreement") and made between the Issuer, Societe Generale Bank & Trust S.A., Luxembourg as fiscal agent (the "Fiscal Agent", which expression includes any successor fiscal agent appointed from time to time in connection with the Notes) and the other paying agents named therein (together with the Fiscal Agent, the "Paying Agents", which expression includes any additional or successor paying agents appointed from time to time in connection with the Notes).

2. References to Conditions: Any reference herein to the "Conditions" is to the terms and conditions of the Notes scheduled to the Fiscal Agency Agreement and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof.

3. Promise to pay: The Issuer, for value received, promises to pay to the bearer of this Temporary Global Note the principal sum of

                                FRF1,000,000,000
                      (ONE THOUSAND MILLION FRENCH FRANCS)

on 24 June 2005 or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions; provided, however, that such interest shall be payable:

      (a) in the case of interest falling due before the Exchange Date (as defined below), only to the extent that a certificate or certificates issued by Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System

            ("Euroclear") and/or Cedel Bank, societe anonyme ("Cedel Bank") dated not earlier than the date on which such interest falls due and in substantially the form set out in Schedule III hereto is/are delivered to the Specified Office (as defined in the Conditions) of the Fiscal Agent; or

      (b) in the case of interest falling due at any time on or after the Exchange Date in respect of any portion of this Temporary Global
            Note in respect of which such a certificate has been delivered, only to the extent that the Issuer has failed to procure the exchange for a permanent global Note of that portion of this Temporary Global Note.

4. Negotiability: This Temporary Global Note is negotiable and, accordingly, title to this Temporary Global Note shall pass by delivery.

5. Exchange: On or after the day following the expiry of 40 days after the date of issue of this Global Note (the "Exchange Date"), the Issuer shall procure (in the case of first exchange) the delivery of a permanent global Note (the "Permanent Global Note") in substantially the form set out in the Second Schedule (Form of Permanent Global Note) to the Fiscal Agency Agreement to the bearer of this Temporary Global Note or (in the case of any subsequent exchange) an increase in the principal amount of the Permanent Global Note in accordance with its terms against:

      (a) presentation and (in the case of final exchange) surrender of this Global Note at the Specified Office of the Fiscal Agent; and

      (b) receipt by the Fiscal Agent of a certificate or certificates issued by Euroclear and/or Cedel Bank dated not earlier than the Exchange Date and in substantially the form set out in Schedule III hereto with respect to the Temporary Global Note or portions thereof being exchanged, which certificate or certificates shall be based upon a written certification or certifications in substantially the form set forth in Schedule II hereto received by Euroclear or Cedel Bank, as the case may be, by tested telex or electronic transmission from the persons appearing in its records as being the owner of the Temporary Global Note or portions thereof being exchanged (the "Member Organisations"). The delivery to the Fiscal Agent by Euroclear or Cedel Bank of any certificate referred to above may be relied upon by the Issuer and the Fiscal Agent as conclusive evidence that a corresponding certification or certifications has or have been delivered to Euroclear or Cedel Bank by the Member Organisations.

The principal amount of the Permanent Global Note shall be equal to the aggregate of the principal amounts specified in the certificates issued by Euroclear and/or Cedel Bank and received by the Fiscal Agent; provided, however, that in no circumstances shall the principal amount of the Permanent Global Note exceed the initial principal amount of this Temporary Global Note.

6. Writing down: On each occasion on which:

      (a) the Permanent Global Note is delivered or the principal amount thereof is increased in accordance with its terms in exchange for a further portion of this Global Note; or

      (b) Notes represented by this Temporary Global Note are to be cancelled in accordance with Condition 5(e) (Redemption and Purchase - Cancellation),

the Issuer shall procure that (i) the principal amount of the Permanent Global Note, the principal amount of such increase or (as the case may be) the aggregate principal amount of such Notes and (ii) the remaining principal amount of this Temporary Global Note (which shall be the previous principal amount hereof less the aggregate of the amounts referred to in (i) above) are noted in
Schedule I hereto, whereupon the principal amount of this Temporary Global Note shall for all purposes be as most recently so noted.

7. Payments: All payments in respect of this Temporary Global Note shall be made in accordance with the Conditions against presentation and (in the case of payment of principal in full with all interest accrued thereon) surrender of this Temporary Global Note at the Specified Office of any Paying Agent and shall be effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Notes. On each occasion on which a payment of interest is made in respect of this Temporary Global Note, the Issuer shall procure that the same is noted in Schedule I hereto.

8. Conditions apply: Until this Temporary Global Note has been exchanged as provided herein or cancelled in accordance with the Fiscal Agency Agreement, the bearer of this Temporary Global Note shall be subject to the Conditions and, subject as otherwise provided herein, shall be entitled to the same rights and benefits under the Conditions as if the bearer were the holder of Notes in definitive form in substantially the form set out in the Third Schedule (Form of Definitive Note) to the Fiscal Agency Agreement and the related interest coupons in the denomination of FRF10,000 and in an aggregate principal amount equal to the principal amount of this Global Note.

9. Notices: Notwithstanding Condition 14 (Notices), while all the Notes are represented by this Temporary Global Note (or by this Temporary Global Note and the Permanent Global Note) and this Temporary Global Note is (or this Temporary Global Note and the Permanent Global Note are) deposited with a common depositary for the relevant clearing systems, notices to Noteholders may be given by delivery of the relevant notice to the relevant clearing systems and, in any case, such notices shall be deemed to have been given to the Noteholders in accordance with the Condition 14 (Notices) on the date of delivery to the relevant clearing systems.

10. Authentication: This Temporary Global Note shall not be valid for any purpose until it has been authenticated for and on behalf of Societe Generale Bank & Trust S.A., Luxembourg as fiscal agent.

11. Governing law: This Temporary Global Note is governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual signature of a duly authorised person on behalf of the Issuer.

OMNICOM GROUP INC.

By:  ..............................
         (duly authorised)

ISSUED on 24 June 1998

AUTHENTICATED for and on behalf of
SOCIETE GENERALE BANK & TRUST S.A., LUXEMBOURG as fiscal agent without recourse, warranty or liability

By:  ..............................
         manual signature
         (duly authorised)

                                   Schedule I

     Payments, Exchange for Permanent Global Note and Cancellation of Notes

==================================================================================================================
      Date of        Amount of             Principal          Aggregate             Remaining        Authorised
     payment,      interest then           amount of          principal             principal         Signature
    delivery or        paid                Permanent       amount of Notes       amount of this
   cancellation                           Global Note      then cancelled           Temporary
                                        then delivered                             Global Note
                                          or by which
                                           Permanent
                                          Global Note
                                        then increased

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

==================================================================================================================

                                   Schedule II

                      Form of Accountholder's Certification

                               OMNICOM GROUP INC.
                   (incorporated with limited liability under
                       the laws of the State of New York)

                         FRF1,000,000,000 5.20 per cent.
                                 Notes due 2005

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States Federal income taxation regardless of its source, a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust and any other person whose income or gain with respect to a Note is effectively connected with the conduct of a United States trade or business ("United States Persons"), (ii) are owned by United States Person(s) that (a) are foreign branches of a United States financial institution (as defined in United States Treasury Regulations
Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the  Internal  Revenue  Code of 1986,  as  amended,  and the  regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States Person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act. As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [currency] [amount] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated: [             ]

[name of account holder]

as, or as agent for,
the beneficial owner(s) of the Securities to which this certificate relates.

By:   ....................................
      Authorised signatory

                                  Schedule III

                   Form of Euroclear/Cedel Bank Certification

                               OMNICOM GROUP INC.
                   (incorporated with limited liability under
                       the laws of the State of New York)

                         FRF1,000,000,000 5.20 per cent.
                                 Notes due 2005

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect set forth in the temporary global note issued in respect of the securities, as of the date hereof, [currency] [amount] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States Federal income taxation regardless of its source, a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust and any other person whose income or gain with respect to a Note is effectively connected with the conduct of a United States trade or business ("United States Persons"), (ii) is owned by United States Persons that (a) are foreign branches of United States financial institutions (as defined in United States Treasury Regulations Section 1.165- 12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States Person or to a person within the United States or its possessions. Any such certification by electronic transmission satisfies the requirements set forth in U.S. Treasury Regulations Section 1.163- 5(c)(2)(i)(D)(3)(ii). We will retain all certifications from our Member Organisations for the period specified in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3)(i).

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated:  [              ]

Morgan Guaranty Trust Company of New York,
Brussels Office,
as operator of the Euroclear System

or

Cedel Bank, societe anonyme

By:  ....................................
     Authorised signatory

or

SICOVAM S.A.

By:  ....................................
     Authorised signatory

                               THE SECOND SCHEDULE

                          Form of Permanent Global Note

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                               OMNICOM GROUP INC.
                   (incorporated with limited liability under
                       the laws of the State of New York)

                         FRF1,000,000,000 5.20 per cent.
                                 Notes due 2005

                              PERMANENT GLOBAL NOTE

1. Introduction:  This Global Note is issued in respect of the  FRF1,000,000,000
5.20 per cent. Notes due 2005 (the "Notes") of Omnicom Group Inc. (the "Issuer"). The Notes (insofar as they are represented by this Global Note) have the benefit of a deed of covenant dated 24 June 1998 (as amended or supplemented from time to time, the "Deed of Covenant") entered into by the Issuer and are the subject of a fiscal agency agreement dated 24 June 1998 (as amended or supplemented from time to time, the "Fiscal Agency Agreement") and made between the Issuer, Societe Generale Bank & Trust S.A., Luxembourg as fiscal agent (the "Fiscal Agent", which expression includes any successor fiscal agent appointed from time to time in connection with the Notes) and the other paying agents named therein (together with the Fiscal Agent, the "Paying Agents", which expression includes any additional or successor paying agents appointed from time to time in connection with the Notes).

2. References to Conditions: Any reference herein to the "Conditions" is to the terms and conditions of the Notes set out in Schedule II hereto and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof.

3. Promise to pay: The Issuer, for value received, promises to pay to the bearer of this Global Note the principal sum of

                                FRF1,000,000,000
                      (ONE THOUSAND MILLION FRENCH FRANCS)

on 24 June 2005 or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

4. Negotiability: This Global Note is negotiable and, accordingly, title to this Global Note shall pass by delivery.

5. Exchange: This Global Note will become exchangeable, in whole but not in part only, for Notes in definitive form ("Definitive Notes") in substantially the form set out in the Third Schedule (Form of Definitive Note) to the Fiscal Agency Agreement if:

      (i) either of the following events occurs and the bearer of this Permanent Global Note makes a request for exchange:

            (a) Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), Cedel Bank, societe anonyme ("Cedel Bank") and any other relevant clearing system is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business; or

            (b) any of the circumstances described in Condition 8 (Events of Default) occurs; or

      (ii) any Noteholder makes a written request to the Fiscal Agent to receive Definitive Notes (in aggregate principal amount equal to such Noteholder's interest in this Permanent Global Note).

6. Delivery of Definitive Notes: Whenever this Global Note is to be exchanged for Definitive Notes, the Issuer shall procure the prompt delivery of such Definitive Notes, duly authenticated and with interest coupons ("Coupons") attached, in an aggregate principal amount equal to the principal amount of this Global Note to the bearer of this Global Note against the surrender of this Global Note at the Specified Office (as defined in the Conditions) of the Fiscal Agent within 30 days of the bearer requesting such exchange.

7. Failure to deliver Definitive Notes or to repay: If:

      (a) Definitive Notes have not been delivered in accordance with paragraph 6 (Delivery of Definitive Notes) above by 5.00 p.m. (London time) on the thirtieth day after the bearer has requested exchange of this Global Note for Definitive Notes; or

      (b) this Global Note (or any part hereof) has become due and payable in accordance with the Conditions or the date for final redemption of this Global Note has occurred and, in either case, payment in full of the amount of principal falling due with all accrued interest thereon has not been made to the bearer in accordance with the terms of this Global Note on the due date for payment, then this Global Note (including the obligation to deliver Definitive Notes) will become void at 5.00 p.m. (London time) on such thirtieth day (in the case of (a) above) or at 5.00 p.m. (London time) on such due date (in the case of (b) above) and the bearer of this Global Note will have no further rights hereunder (but without prejudice to the rights which the bearer of this Global Note or others may have under the Deed of Covenant). The Deed of Covenant has been deposited at the Specified Office of the Fiscal Agent and a copy of it may be inspected at the Specified Office of each Paying Agent.

8. Writing down: On each occasion on which:

      (a)   a payment of principal is made in respect of this Global Note;

      (b)   Definitive Notes are delivered; or

      (c)   Notes  represented  by  this  Global  Note  are to be  cancelled  in
            accordance   with   Condition  5(e)   (Redemption   and  Purchase  -
            Cancellation),

the Issuer shall procure that (i) the amount of such payment and the aggregate principal amount of such Notes and (ii) the remaining principal amount of this Global Note (which shall be the previous principal amount hereof less the aggregate of the amounts referred to in (i) above) are noted in Schedule I hereto, whereupon the principal amount of this Global Note shall for all purposes be as most recently so noted.

9. Writing up: If this Global Note was originally issued in exchange for part only of a temporary global Note representing the Notes, then, if at any time any further portion of such temporary global Note is exchanged for an interest in this Global Note in accordance with the terms of such temporary global Note, the principal amount of this Global Note shall be increased by the amount of such further portion, and the Issuer shall procure that the principal amount of this Global Note (which shall be the previous principal amount hereof plus the amount of such further portion) is noted in Schedule I hereto, whereupon the principal amount of this Global Note shall for all purposes be as most recently so noted.

10. Payments: All payments in respect of this Global Note shall be made against presentation and (in the case of payment of principal in full with all interest accrued thereon) surrender of this Global Note at the Specified Office of any Paying Agent and shall be effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Notes. On each occasion on which a payment of interest is made in respect of this Global Note, the Issuer shall procure that the same is noted in Schedule I hereto.

11. Conditions apply: Until this Global Note has been exchanged as provided herein or cancelled in accordance with the Fiscal Agency Agreement, the bearer of this Global Note shall be subject to the Conditions and, subject as otherwise provided herein, shall be entitled to the same rights and benefits under the Conditions as if it were the holder of Definitive Notes and the related Coupons in the denomination of FRF10,000 and in an aggregate principal amount equal to the principal amount of this Global Note.

12. Notices: Notwithstanding Condition 14 (Notices), while all the Notes are represented by this Global Note (or by this Global Note and a temporary global
Note) and this Global  Note is (or this Global Note and a temporary  global Note are) deposited with a common depositary for the relevant clearing systems, notices to Noteholders may be given by delivery of the relevant notice to the relevant clearing systems and, in any case, such notices shall be deemed to have been given to the Noteholders in accordance with the Condition 14 (Notices) on the date of delivery to the relevant clearing systems;

13. Authentication: This Global Note shall not be valid for any purpose until it has been authenticated for and on behalf of Societe Generale Bank & Trust S.A., Luxembourg as fiscal agent.

14. Governing law: This Global Note is governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual signature of a duly authorised person on behalf of the Issuer.

OMNICOM GROUP INC.

By:   ..............................
      (duly authorised)

ISSUED as of 24 June 1998

AUTHENTICATED for and on behalf of SOCIETE GENERALE BANK & TRUST S.A., LUXEMBOURG as fiscal agent without recourse, warranty or liability

By:   ..............................
      manual signature
      (duly authorised)

                                   Schedule I

 Payments, Exchanges against Temporary Global Note, Delivery of Definitive Notes and Cancellation of Notes

====================================================================================================================================
 Date of payment,     Amount of interest    Principal amount      Aggregate       Aggregate principal     New principal   Authorised
exchange, delivery         then paid          of Temporary     principal amount   amount of Notes then    amount of this   signature
  or cancellation                           Global Note then    of Definitive          cancelled           Global Note
                                               exchanged          Notes then
                                                                   delivered

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

                                   Schedule II

                        Terms and Conditions of the Notes
                                [To be inserted]

                               THE THIRD SCHEDULE

                       Form of Definitive Note and Coupon

[On the face of the Note:]

FRF [           ]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                               OMNICOM GROUP INC.
                   (incorporated with limited liability under
                       the laws of the State of New York)

                                FRF1,000,000,000
                          5.20 per cent. Notes due 2005

This Note is one of a series of notes  (the  "Notes")  in the  denominations  of
FRF10,000   and   FRF100,000   and  in  the   aggregate   principal   amount  of
FRF1,000,000,000 issued by Omnicom Group Inc. (the "Issuer").

The Issuer, for value received, promises to pay to the bearer the principal sum of

                                 FRF[10/100],000

on 24 June 2005, or on such earlier date or dates as the same may become payable in accordance with the conditions endorsed hereon (the "Conditions"), and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

This Note and the interest coupons relating hereto shall not be valid for any purpose until this Note has been authenticated for and on behalf of Societe Generale Bank & Trust S.A., Luxembourg as fiscal agent.

AS WITNESS the facsimile signature of a duly authorised person on behalf of the Issuer.

OMNICOM GROUP INC.

By:  ..............................
     (duly authorised)

ISSUED as of [                ]

AUTHENTICATED for and on behalf of Societe Generale Bank & Trust S.A., Luxembourg as fiscal agent without recourse, warranty or liability

By:  ..............................
     (duly authorised)

[On the reverse of the Note:]

                              TERMS AND CONDITIONS

[At the foot of the Terms and Conditions:]

                                  FISCAL AGENT

                 Societe Generale Bank & Trust S.A., Luxembourg
                            11-13 avenue Emile Reuter
                                L-2420 Luxembourg

                                  PAYING AGENT

                                Societe Generale
                              29 boulevard Haussman
                                   75009 Paris

                                 Form of Coupon

[On the face of the Coupon:]

OMNICOM GROUP INC.

FRF1,000,000,000 5.20 per cent. Notes due 2005

Coupon for FRF[          ] due on [                  ].

Such amount is payable, subject to the terms and conditions (the "Conditions") endorsed on the Note to which this Coupon relates (which are binding on the holder of this Coupon whether or not it is for the time being attached to such
Note), against presentation and surrender of this Coupon at the Specified Office for the time being of any of the agents shown on the reverse of this Coupon (or any successor or additional agents appointed from time to time in accordance with the Conditions).

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[On the reverse of the Coupon:]

Fiscal Agent:  Societe Generale Bank & Trust S.A., Luxembourg
               11-13 avenue Emile Reuter
               L-2420 Luxembourg

Paying Agent:  Societe Generale
               29 boulevard Haussman
               75009 Paris
               France

                               THE FOURTH SCHEDULE

                        Terms and Conditions of the Notes

      The FRF 1,000,000,000 5.20 per cent. Notes due 2005 (the "Notes", which expression includes any further notes issued pursuant to Condition 13 and forming a single series therewith) of Omnicom Group Inc. (the "Issuer") are the subject of a fiscal agency agreement dated 24 June 1998 (as amended or supplemented from time to time, the "Fiscal Agency Agreement") between the Issuer, Societe General Bank & Trust S.A. Luxembourg, as fiscal agent (the "Fiscal Agent"), which expression includes any successor fiscal agent appointed from time to time in connection with the Notes) and the paying agent named therein (together with the Fiscal Agent, the "Paying Agents", which expression includes any successor or additional paying agents appointed from time to time in connection with the Notes). Certain provisions of these Conditions are summaries of the Fiscal Agency Agreement and subject to its detailed provisions. The holders of the Notes (the "Noteholders") and the holders of the related interest coupons (the "Couponholders" and the "Coupons", respectively) are bound by, and are deemed to have notice of, all the provisions of the Fiscal Agency Agreement applicable to them. Copies of the Fiscal Agency Agreement are available for inspection by Noteholders during normal business hours at the Specified Office (as defined in the Fiscal Agency agreement) of each of the Paying Agents, the initial Specified Offices of which are set out below.

1.  Form, Denomination and Title

      The Notes are in bearer form in the denominations of FRF 10,000 and FRF 100,000 with Coupons attached at the time of issue. Notes of one denomination will not be exchangeable for Notes of the other denomination. Title to the Notes and the Coupons will pass by delivery. Each Noteholder and Couponholder shall (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any other interest therein, any writing thereon or any notice of any previous loss or theft thereof) and no person shall be liable for so treating such Noteholder or Couponholder.

2.  Status

      The Notes constitute direct, unconditional, unsecured and unsubordinated obligations of the Issuer which will at all time rank pari passu among themselves and (subject to Condition 3) at least pari passu with all other present and future unsecured obligations of the Issuer, save for such obligations as may be preferred by provisions of law that are both mandatory and of general application.

3.  Negative Pledge

      As long as any Note is outstanding (as defined in the Fiscal Agency Agreement), the Issuer undertakes not to provide any security upon any or all of its present or future assets for any other indebtedness represented by notes, bonds, debentures or other securities issued pursuant to an offering by which such securities are intended primarily to be publicly distributed outside the United States without at the same time having the Noteholders share equally and rateably in such security.

4.  Interest

      The Notes bear interest from 24 June 1998 (the "Issue Date") at the rate of 5.20 per cent. per annum (the "Rate of Interest"), payable in arrear on 24 June in each year (each, an "Interest Payment Date"), subject to Condition 6. Each period beginning on, and including, the Issue Date or any Interest Payment Date and ending on, but excluding, the next Interest Payment Date is herein called an "Interest Period".

      Each Note will cease to bear interest from the due date for redemption unless, upon due presentation, payment of principal is improperly withheld or refused, in which case it will continue to bear interest at the Rate of Interest (as well after as before judgment) until whichever is the earlier of (a) the day on which all sums due in respect of such Note up to that day are received by or on behalf of the relevant Noteholder and (b) the day which is seven days after the Fiscal Agent has given notice to the Noteholders as provided in the Fiscal Agency Agreement that it has received all sums due in respect of the Notes up to such seventh day (except to the extent that there is any subsequent default in payment).

      The amount of interest payable in respect of each Note for any Interest Period shall be calculated by applying the Rate of Interest to the principal amount of such Note and rounding the resulting figure to the nearest centime (half a centime being rounded upwards). If interest is required to be calculated for any period of less than one year it will be calculated on the basis of a year of 360 days consisting of 12 months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed.

5.  Redemption and Purchase

      (a) Scheduled redemption. Unless previously redeemed, or purchased and cancelled, the Notes will be redeemed at their principal amount on 24 June 2005, subject to Condition 6.

      (b) Optional redemption for tax reasons: The Notes may be redeemed at the option of the Issuer in whole, but not in part, at any time, on giving not less than 30 nor more than 60 days' notice to the Noteholders (which notice shall be irrevocable), at their principal amount, together with interest accrued to the date fixed for redemption, if the Issuer has or will become obliged to pay additional amounts as provided or referred to in Condition 7 as a result of any change in, or amendment to, the laws or regulations of the United States of America or any political subdivision or any authority thereof or therein having power to tax, or any change in the official application or official interpretation of such laws or regulations (including a holding by a court of competent jurisdiction), which change or amendment becomes effective on or after 22 June 1998, provided, however, that no such redemption may be made on any date that is more than 90 days prior to the earliest date on which the Issuer would be obliged to pay such additional amounts if a payment in respect of the Notes were then due.

      Prior to the publication of any notice of redemption pursuant to this Condition, the Issuer shall deliver to the Fiscal Agent:

      (i) a certificate signed by two directors of the Issuer stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred; and

      (ii) an opinion of independent legal advisers of recognised standing to the effect that the Issuer has or will become obligated to pay such additional amounts as a result of such change or amendment.

      Upon the expiry of any such  notice as is  referred  to in this  Condition
5(b), the Issuer shall be bound to redeem the Notes in accordance with this Condition 5(b).

      (c) No other redemption: The Issuer shall not be entitled to redeem the Notes otherwise than as provided in paragraphs (a) and (b) above.

      (d) Purchase: The Issuer or any of its Subsidiaries may at any time purchase Notes in the open market or otherwise and at any price.

      (e) Cancellation: All Notes so redeemed or purchased by the Issuer or any of its Subsidiaries any unmatured Coupons attached to or surrendered with them may be cancelled or resold.

6.  Payments

      (a) Principal: Payments of principal shall be made only against presentation and (provided that payment is made in full) surrender of Notes at the Specified Office of any Paying Agent outside the United states and its possessions by French Franc cheque drawn on, or by transfer to a French Franc account maintained by the payee with, a bank in Paris.

      (b) Interest: Payments of interest shall, subject to paragraph (f) below, be made only against presentation and (provided that payment is made in full) surrender of the appropriate Coupons at the Specified Office of any Paying Agent outside the United States and its possessions in the manner described in paragraph (a) above.

      (c) Payments subject to fiscal laws: All payments in respect of the Notes are subject in all cases to any applicable fiscal or other laws and regulations, but without prejudice to the provisions of Condition 7. No commissions or expenses shall be charged to the Noteholders or Couponholders in respect of such payments.

      (d) Deduction for unmatured Coupons: If a Note is presented without all unmatured Coupons relating thereto, a sum equal to the aggregate amount of the missing Coupons will be deducted from the amount of principal due for payment, provided, however, that, if the gross amount available for payment is less than the principal amount of such Note, the sum deducted will be that proportion of the aggregate amount of such missing Coupons which the gross amount actually available for payment bears to the principal amount of such Note. Each sum of principal so deducted shall be paid in the manner provided in paragraph (a) above against presentation and (provided that payment is made in full) surrender of the relevant missing Coupons.

      (e) Payments on business days: If the due date for payment of any amount in respect of any Note or Coupon is not a business day in the place of presentation, the relevant Noteholder or, as the case may be, Couponholder shall not be entitled to payment in such place of the amount due until the next succeeding business day in such place and shall not be entitled to any further interests or other payment in respect of any such delay. In this paragraph, "business day" means, in respect of any place of presentation, any day on which banks are open for business in such place of presentation and, in the case of payment by transfer to a French Franc account as referred to above, on which dealings in foreign currencies may be carried on both in Paris and in such place of presentation.

      (f) Payments other than in respect of matured Coupons: Payments of interests other than in respect of matured Coupons shall be made only against presentation of the relevant Notes at the Specified Office of any Paying Agent outside the United States.

      (g) Partial payments: If a Paying Agent makes a partial payment in respect of any Note or Coupon presented to it for payment, such Paying Agent will endorse thereon a statement indicating the amount and date of such payment.

7. Taxation

      All payments of principal and interest in respect of the Notes and the Coupons shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the United States of America or any political subdivision or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In that event, the Issuer shall pay such additional amounts as will result in the receipt by the Noteholders and the Couponholders of such amounts as would have been received by them if no such withholding or deduction had been required, except that no such additional amounts shall be payable in respect of

      (a) any tax, duty, assessment or other governmental charge which would not have been imposed but for the existence of any present or former connection between such Noteholder (or between a fiduciary, settlor or beneficiary of, or possessor of power over such Noteholder, if such Noteholder is an estate or trust; or a member or shareholder of such Noteholder, if such Noteholder is a trust, a partnership or a corporation) and the United States; the Commonwealth of Puerto Rico or any territory or possession of the United States or area subject to its jurisdiction including, without limitation, such Noteholder (or such fiduciary, settlor, beneficiary, possessor, member or shareholder) being or having been a United States Person (as defined below);

      (b) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, duty, assessment or other governmental charge;

      (c) any tax, duty, assessment or other governmental charge imposed by reason of such Noteholder's past or present status (i) as a personal holding company or foreign personal holding company with respect to the United States, (ii) as a corporation which accumulates earnings to avoid United States federal income tax, (iii) as a controlled foreign corporation with respect to the United States, (iv) as the owner, actually or constructively, of ten per cent. or more, of the total combined voting power of all classes of stock of the issuer entitled to vote, (v) as a private foundation or other exempt organisation or (vi) as a bank receiving interest described in
            Section 881(c)(3)(A) of the United States Internal Revenue Code of 1986, as amended.

      (d) any tax, duty, assessment or other governmental charge that would not have been imposed but for a failure to comply with any applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of a Note, if without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, duty, assessment or other governmental charge;

      (e) any tax, duty, assessment or governmental charge that would not have been so imposed but for the presentation by the Noteholder of the Note or the Couponholder of the Coupon for payment on a date more than 30 days after the date on which such payment first becomes due.

      (f) any tax, duty, assessment or governmental charge that is payable otherwise than by withholding by the Issuer from the payment of the principal or, as the case may be, redemption amount in respect of or interest on the relevant Note or Coupon; or

      (g)   any combination of items (a), (b), (c), (d), (e), or (f) above nor shall additional amounts to be paid (i) to any Noteholder or Couponholder who is not the beneficial owner of the Note or, as the case may be, Coupon for United States federal income tax purposes if such beneficial owner would not have been entitled to payment of additional amounts had such beneficial owner been the Noteholder or Couponholder, or (ii) to any Noteholder who is a United States Person.

      For the purposes of this Condition 7, "United States Person" means any citizen or resident of the United States, a corporation, partnership or other entity created or organised in or under the laws of the United States or, in the case of a partnership, otherwise treated as a United States partnership pursuant to the United States Treasury Department regulations under Section 7701(a)(4) of the Internal Revenue Code of 1986, as amended, an estate the income of which is subject to United States federal income tax regardless of its source, a trust if
(a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more United States Persons have the authority to control all substantial decisions of the trust, or any other person whose income or gain with respect to a Note is effectively connected with the conduct of a United States trade or business.

      Any reference in these Conditions to principal or interest shall be deemed to include any additional amounts in respect of principal or interest (as the case may be) which may be payable under this Condition 7.

8. Events of Default

      (a)   If any of the following events occurs and is continuing:

            (i) the Issuer fails to pay any amount in respect of the Notes within 30 days of the due date for payment thereof; or

            (ii) subject to the provisions of Condition 8(b), the Issuer defaults in the performance or observance of any other obligation under the Notes and such default remains unremedied for more than 30 days after written notice thereof, addressed to the Issuer, has been delivered to the Issuer or to the Specified Office of the Fiscal Agent by hand or registered mail;

            (iii) subject to the provisions of Condition 8(b), any  indebtedness of the Issuer for monies borrowed exceeding in aggregate FRF 120,000,000 (or equivalent in other currencies) shall not be paid when due or shall become due prior to its stated maturity resulting from a default which permits any credit or of the Issuer to accelerate such indebtedness; or

            (iv)  any   resolution  or  order  is  made  which  results  in  the
                  dissolution, winding-up or liquidation of the Issuer; or

            (v) the Issuer shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Issuer and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Issuer, or the Issuer is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; or the Issuer suffers any appointment of any custodian or the like for it or all or substantially all of its property to continue undischarged or unstayed for a period of 60 days; or any corporate action is taken by the Issuer for the purpose of effecting any of the foregoing;

      then, subject to Condition 8(b), any Note may, by written notice addressed by the bearer thereof to the Issuer and delivered to the Issuer or to the Specified Office of the Fiscal Agent (together with evidence that such Noteholder at the time of such notice was the Noteholder of the relevant Notes) be declared immediately due and payable, whereupon it shall become immediately due and payable at its principal amount together with accrued interest without further action or formality.

      (b) The events described in subsections (a)(ii) and (iii) above will give rise to a right to declare the Notes due only when the Fiscal Agent has received such notices from holders of at least FRF 1,000,000,000 in aggregate principal amount of the Notes.

9. Prescription

      Claims for principal shall become void unless the relevant Notes are presented for payment within ten years of the appropriate Relevant Date. Claims for interest shall become void unless the relevant Coupons are presented for payment within four years of the appropriate Relevant Date.

      In these Conditions, "Relevant Date" means whichever is the later of (a) the date on which the payment in question first becomes due and (b) if the full amount payable has not been received in Paris by the Fiscal Agent on or prior to such due date, the date on which (the full amount having been so received) notice to that effect has been given to the Noteholders.

10. Replacement of Notes and Coupons

      If any Note or coupon is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified Office of the Fiscal Agent and the Paying Agent having its Specified Office in Paris, subject to all applicable laws and stock exchange requirements, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer may reasonably require. Mutilated or defaced Notes or Coupons must be surrendered before replacements will be issued.

11. Paying Agents

      In acting under the Fiscal Agency Agreement and in connection with the Notes and Coupons, the Paying Agents act solely as agents of the Issuer and do not assume any obligations towards or relationship of agency or trust for or with any of the Noteholders or Couponholders.

      The initial Paying Agents and their initial Specified Offices are listed below. The Issuer reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint a successor fiscal agent and additional or successor paying agents; provided, however, that the Issuer shall
(i) as long as the Notes are listed on the Paris Bourse and such exchange so requires maintain a paying agent in Paris, (ii) and, maintain at all times a fiscal agent. Notice of any change in any of the Paying Agents or in their Specified Offices shall promptly be given to the Noteholders.

12. Meetings of Noteholders; Modification and Waiver

      (a) Meetings of Noteholders: The Fiscal Agency Agreement contains provisions for convening meetings of Noteholders to consider matters relating to the Notes, including the modification of any provision of these Conditions, other than as contemplated in Condition 16. Any such modification may be made if sanctioned by an Extraordinary Resolution. Such a meeting may be convened by the Issuer and shall be convened by it upon the request in writing of Noteholders holding not less than one-tenth of the aggregate principal amount of the outstanding Notes. The quorum at any meeting convened to vote on an Extraordinary Resolution will be two or more persons holding or representing one more than half of the aggregate principal amount of the outstanding Notes or, at any adjourned meeting, two or more persons being or representing Noteholders whatever the principal amount of the Notes held or represented; provided, however, that certain proposals (including any proposal to change any date fixed for payment of principal or interest in respect of the Notes, to reduce the amount of principal or interest payable on any date in respect of the Notes, to alter the method of calculating the amount of any payment in respect of the Notes or the date for any such payment, to change the currency of payments under the Notes (other than the replacement of the French Franc by the Europ (as defined in Condition (6)) or to change the quorum requirements relating to meetings or the majority required to pass an Extraordinary Resolution (each, a "Reserved Matter")) may only be sanctioned by an Extraordinary Resolution passed at a meeting of Noteholders at which two or more persons holding or representing not less than three quartets or, at any adjourned meeting, one quarter of the aggregate principal amount of the outstanding Notes form a quorum. Any
Resolution duly passed at any such meeting shall be binding on all the Noteholders and Couponholders, whether present or not.

      In addition, a resolution in writing signed by or on behalf of all Noteholders who for the time being are entitled to receive notice of a meeting of Noteholders will take effect as if it were an Extraordinary Resolution. Such a resolution in writing may be contained in one document or several documents in the same form, each signed by or on behalf of one or more Noteholders.

      (b) Modification. The Notes and these Conditions may be amended without the consent of the Noteholders or the Couponholders to correct a manifest error. In addition, the parties to the Fiscal Agency Agreement may agree to modify any provision thereof, but the Issuer shall not agree, without the consent of the Noteholders, to any such modification unless it is of a formal, minor or technical nature, it is made to correct a manifest error or it is, in the opinion of such parties, not materially prejudicial to the interest of the Noteholders.

13. Further Issues

      The Issuer may from time to time, without the consent of the Noteholders or the Couponholders, create and issue further notes having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest) so as to form a single series with the Notes.

14. Notices

      Notices to the Noteholders shall be valid if published in a daily leading newspaper having general circulation in Paris (which is expected to be either les Ecchos or La Tribune Desfosses) or, if such publication is not practicable, in a leading English language daily newspaper having general circuclation in Europe. Any such notice shall be deemed to have been given on the date of first publication. Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Noteholders.

15. Governing Law and Jurisdiction

      (a) Governing law: The Notes are governed by, and shall be construed in accordance with, English law.

      (b) Jurisdiction: The Issuer agrees for the benefit of the Noteholders that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with the Notes (respectively, "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

      (c) Appropriate forum: The Issuer irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

      (d) Service of process: The Issuer agrees that the process by which any Proceedings in England are begun may be served on it by being delivered to it at Omnicom Finance Limited, 239 Old Marylebone Road, London NW1 5QT or at any other address of the Issuer in Great Britain at which service of process may be served on it in accordance with Part XXIII of the Companies Act 1985. Nothing in this paragraph shall affect the right of any Noteholder to serve process in any other manner permitted by law.

      (e) Non-exclusivity: The submission to the jurisdiction of the courts of England shall not (and shall not be construed so as to) limit the right of any Noteholder to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

16. European Monetary Union

      Pursuant to the treaty establishing the European Community (the "EC"), as amended by the treaty on European Union (the "Treaty"), to which the Republic of France is a signatory, it is provided that at or before 1 January 1999, and subject to the fulfilment of certain conditions, the European Currency Unit or ECU may become a currency in its own right (such currency to be named the "Euro"), replacing all or some of the currencies of the member states of the EC, including the French Franc. If, pursuant to the Treaty, the French Franc is replaced by the Euro, the payment of principal of, or redemption amount or interest on, the Notes shall be effected and the Notes may, without the consent of the Noteholders or Couponholders, on giving not less than 30 days' notice to Noteholders, the relevant clearing systems and the Paying Agents be redenominated in Euro in conformity with market convention and legally applicable measures taken pursuant to, or by virtue of, the Treaty; and, if the Notes, the Paying Agency Agreement or any document related thereto calls for any calculation to be made by reference to an amount in French Francs, the calculation shall instead be made by reference to the equivalent of that French Franc amount in Euro, determined in conformity with such market convention and legally applicable measures.

                               THE FIFTH SCHEDULE

                   Provisions for Meetings of the Noteholders

1.    Definitions:   In  this  Agreement  and  the  Conditions,   the  following
      expressions have the following meanings:

      "Block Voting Instruction" means, in relation to any Meeting, a document in the English language issued by a Paying Agent:

      (a) certifying that certain specified Notes (the "deposited Notes") have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

            (i)   the conclusion of the Meeting; and

            (ii) the surrender to such Paying Agent, not less than 48 hours before the time fixed for the Meeting (or, if the Meeting has been adjourned, the time fixed for its resumption), of the receipt for the deposited or blocked Notes and notification thereof by such Paying Agent to the Issuer;

      (b) certifying that the depositor of each deposited Note or a duly authorised person on its behalf has instructed the relevant Paying Agent that the votes attributable to such deposited Note are to be cast in a particular way on each resolution to be put to the Meeting and that, during the period of 48 hours before the time fixed for the Meeting, such instructions may not be amended or revoked;

      (c) listing the total number and (if in definitive form) the certificate numbers of the deposited Notes, distinguishing for each resolution between those in respect of which instructions have been given to vote for, or against, the resolution; and

      (d) authorising a named individual or individuals to vote in respect of the deposited Notes in accordance with such instructions;

      "Chairman" means, in relation to any Meeting, the individual who takes the chair in accordance with paragraph 7 (Chairman);

      "Extraordinary Resolution" means a resolution passed at a Meeting duly convened and held in accordance with this Schedule by a majority of not less than three quarters of the votes cast;

      "Meeting" means a meeting of Noteholders (whether originally convened or resumed following an adjournment);

      "Proxy" means, in relation to any Meeting, a person appointed to vote under a Block Voting Instruction other than:

      (a) any such person whose appointment has been revoked and in relation to whom the Fiscal Agent has been notified in writing of such revocation by the time which is 48 hours before the time fixed for such Meeting; and

      (b) any such person appointed to vote at a Meeting which has been adjourned for want of a quorum and who has not been re-appointed to vote at the Meeting when it is resumed;

      "Relevant Fraction" means:

      (a)   for all business other than voting on a resolution  described in the
            notice   referred  to  in  paragraph  6  of  this   Schedule  as  an
            Extraordinary Resolution, one tenth;

      (b) for voting on a resolution described in the notice referred to in paragraph 6 of this Schedule as an Extraordinary Resolution other than one relating to a Reserved Matter, one more than half; and

      (c) for voting on a resolution described in the notice referred to in paragraph 6 of this Schedule as an Extraordinary Resolution relating to a Reserved Matter, three quarters;

      provided, however, that, in the case of a Meeting which has resumed after adjournment for want of a quorum it means:

            (i) for all business other than voting on a resolution described in the notice referred to in paragraph 6 of this Schedule as an Extraordinary Resolution relating to a Reserved Matter, the fraction of the aggregate principal amount of the outstanding Notes represented or held by the Voters actually present at the Meeting; and

            (ii) for voting on a resolution described in the notice referred to in paragraph 6 of this Schedule as an Extraordinary Resolution relating to a Reserved Matter, one quarter;

      "Reserved Matter" means any proposal:

      (a) to change any date fixed for payment of principal or interest in respect of the Notes, to reduce the amount of principal or interest payable on any date in respect of the Notes or to alter the method of calculating the amount of any payment in respect of the Notes on redemption or maturity or the date for any such payment;

      (b) to effect the exchange or substitution of the Notes for, or the conversion of the Notes into, shares, bonds or other obligations or securities of the Issuer or any other person or body corporate formed or to be formed;

      (c) to change the currency in which amounts due in respect of the Notes are payable provided that the introduction of the Euro at the start of the third stage of European Monetary Union shall not constitute such a change;

      (d) to change the quorum required at any Meeting or the majority required to pass an Extraordinary Resolution; or

      (e)   to amend this definition;

      "Voter" means, in relation to any Meeting, the bearer of a Voting Certificate, a Proxy or the bearer of a Definitive Note who produces such Definitive Note at the Meeting;

      "Voting Certificate" means, in relation to any Meeting, a certificate in the English language issued by a Paying Agent and dated in which it is stated:

      (a) that certain specified Notes (the "deposited Notes") have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

            (i)   the conclusion of the Meeting; and

            (ii)  the surrender of such certificate to such Paying Agent; and

      (b) that the bearer of such certificate is entitled to attend and vote at the Meeting in respect of the deposited Notes;

      "Written Resolution" means a resolution in writing signed by or on behalf of all holders of Notes who for the time being are entitled to receive notice of a Meeting in accordance with the provisions of this Schedule, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the Notes;

      "24 hours" means a period of 24 hours including all or part of a day upon which banks are open for business in both the places where the relevant Meeting is to be held and in each of the places where the Paying Agents have their Specified Offices (disregarding for this purpose the day upon which such Meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid; and

      "48 hours" means 2 consecutive periods of 24 hours.

2. Issue of Voting Certificates and Block Voting Instructions: The holder of a Note may obtain a Voting Certificate from any Paying Agent or require any Paying Agent to issue a Block Voting Instruction by depositing such Note with such Paying Agent or arranging for such Note to be (to its satisfaction) held to its order or under its control or blocked in an account with a clearing system not later than 48 hours before the time fixed for the relevant Meeting. A Voting Certificate or Block Voting Instruction shall be valid until the release of the deposited Notes to which it relates. So long as a Voting Certificate or Block Voting Instruction is valid, the bearer thereof (in the case of a Voting Certificate) or any Proxy named therein (in the case of a Block Voting Instruction) shall be deemed to be the holder of the Notes to which it relates for all purposes in connection with the Meeting. A Voting Certificate and a Block Voting Instruction cannot be outstanding simultaneously in respect of the same Note.

3. References to deposit/release of Notes: Where Notes are represented by the Temporary Global Note or the Permanent Global Note or are held in definitive form within a clearing system, references to the deposit, or release, of Notes shall be construed in accordance with the usual practices (including blocking the relevant account) of such clearing system.

4. Validity of Block Voting Instructions: A Block Voting Instruction shall be valid only if it is deposited at the Specified Office of the Fiscal Agent, or at some other place approved by the Fiscal

Agent, at least 24 hours before the time fixed for the relevant Meeting or the Chairman decides otherwise before the Meeting proceeds to business. If the Fiscal Agent requires, a notarised copy of each Block Voting Instruction and satisfactory proof of the identity of each Proxy named therein shall be produced at the Meeting, but the Fiscal Agent shall not be obliged to investigate the validity of any Block Voting Instruction or the authority of any Proxy.

5. Convening of Meeting: The Issuer may convene a Meeting at any time, and shall be obliged to do so upon the request in writing of Noteholders holding not less than one tenth of the aggregate principal amount of the outstanding Notes.

6. Notice: At least 21 days' notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held) specifying the date, time and place of the Meeting shall be given to the Noteholders and the Paying Agents (with a copy to the Issuer). The notice shall set out the full text of any resolutions to be proposed and shall state that the Notes may be deposited with, or to the order of, any Paying Agent for the purpose of obtaining Voting Certificates or appointing Proxies not later than 48 hours before the time fixed for the Meeting.

7. Chairman: An individual (who may, but need not, be a Noteholder) nominated in writing by the Issuer may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within 15 minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair failing which, the Issuer may appoint a Chairman. The Chairman of an adjourned Meeting need not be the same person as was the Chairman of the original Meeting.

8. Quorum: The quorum at any Meeting shall be at least two Voters representing or holding not less than the Relevant Fraction of the aggregate principal amount of the outstanding Notes; provided, however, that, so long as at least the Relevant Fraction of the aggregate principal amount of the outstanding Notes is represented by the Temporary Global Note or the Permanent Global Note, a single Proxy representing the holder thereof shall be deemed to be two Voters for the purpose of forming a quorum.

9. Adjournment for want of quorum: If within 15 minutes after the time fixed for any Meeting a quorum is not present, then:

      (a) in the case of a Meeting requested by Noteholders, it shall be dissolved; and

      (b) in the case of any other Meeting, it shall be adjourned for such period (which shall be not less than 14 days and not more than 42 days) and to such place as the Chairman determines; provided, however, that:

            (i)   the Meeting shall be dissolved if the Issuer so decides; and

            (ii) no Meeting may be adjourned more than once for want of a quorum.

10. Adjourned Meeting: The Chairman may, with the consent of (and shall if directed by) any Meeting, adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place in accordance with this Schedule.

11. Notice following adjournment: Paragraph 6 (Notice) shall apply to any Meeting which is to be resumed after adjournment for want of a quorum save that:

      (a) 10 days' notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed) shall be sufficient; and

      (b) the notice shall specifically set out the quorum requirements which will apply when the Meeting resumes.

It shall not be necessary to give notice of the resumption of a Meeting which has been adjourned for any other reason.

12. Participation: The following may attend and speak at a Meeting:

      (a)   Voters;

      (b)   representatives of the Issuer and the Fiscal Agent;

      (c)   the financial advisers of the Issuer;

      (d)   the legal counsel to the Issuer and the Fiscal Agent; and

      (e)   any other person approved by the Meeting.

13. Show of hands: Every question submitted to a Meeting shall be decided in the first instance by a show of hands. Unless a poll is validly demanded before or at the time that the result is declared, the Chairman's declaration that on a show of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution.

14. Poll: A demand for a poll shall be valid if it is made by the Chairman, the Issuer or one or more Voters representing or holding not less than one fiftieth of the aggregate principal amount of the outstanding Notes. The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment. A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

15. Votes: Every Voter shall have:

      (a)   on a show of hands, one vote; and

      (b) on a poll, one vote in respect of each FRF10,000 in aggregate face amount of the outstanding Note(s) represented or held by him.

In the case of a voting tie the Chairman shall have a casting vote.

Unless the terms of any Block Voting Instruction state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way.

16. Validity of Votes by Proxies: Any vote by a Proxy in accordance with the relevant Block Voting Instruction shall be valid even if such Block Voting Instruction or any instruction pursuant to which it was given has been amended or revoked, provided that the Fiscal Agent has not been notified in writing of such amendment or revocation by the time which is 24 hours before the time fixed for the relevant Meeting. Unless revoked, any appointment of a Proxy under a Block Voting Instruction in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment; provided, however, that no such appointment of a Proxy in relation to a Meeting originally convened which has been adjourned for want of a quorum shall remain in force in relation to such Meeting when it is resumed. Any person appointed to vote at such a Meeting must be reappointed under a Block Voting Instruction Proxy to vote at the Meeting when it is resumed.

17.  Powers:   A  Meeting  shall  have  power   (exercisable  by   Extraordinary
Resolution), without prejudice to any other powers conferred on it or any other person:

      (a)   to approve any Reserved Matter;

      (b) to approve any proposal by the Issuer for any modification, abrogation, variation or compromise of any of the Conditions or any arrangement in respect of the obligations of the Issuer under or in respect of the Notes;

      (c) to approve any proposal by the Issuer for any modification of any provision of the Deed of Covenant or any arrangement in respect of the obligations of the Issuer thereunder;

      (d) to approve the substitution of any person for the Issuer (or any previous substitute) as principal obligor under the Notes and the Deed of Covenant;

      (e) to waive any breach or authorise any proposed breach by the Issuer of its obligations under or in respect of the Notes or the Deed of Covenant or any act or omission which might otherwise constitute an event of default under the Notes;

      (f) to authorise the Fiscal Agent or any other person to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

      (g) to give any other authorisation or approval which is required to be given by Extraordinary Resolution; and

      (h) to appoint any persons as a committee to represent the interests of the Noteholders and to confer upon such committee any powers which the Noteholders could themselves exercise by Extraordinary Resolution.

18. Resolution binds all holders: A resolution shall be binding upon all Noteholders and holders of Coupons whether or not present at such Meeting and each of the Noteholders shall be bound to give effect to it accordingly. Notice of the result of every vote on a resolution shall be given to the

Noteholders and the Paying Agents (with a copy to the Issuer) within 14 days of the conclusion of the Meeting.

19. Minutes: Minutes shall be made of all resolutions and proceedings at each Meeting. The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein. Unless and until the contrary is proved, every such Meeting in respect of the proceedings of which minutes have been summarised and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

20. Written Resolution: A Written Resolution shall take effect as if it were an Extraordinary Resolution.

                               THE SIXTH SCHEDULE

                         Specified Offices of the Agents

The Fiscal Agent:

        Societe Generale Bank & Trust S.A., Luxembourg
        11-13 avenue Emile Reuter
        L-2420 Luxembourg

        Telex:        2849 ALTIT LU
        Fax:          +  352 241575

        Attention:    Christiane Tini

The other Paying Agent:

        Societe Generale
        29 boulevard Haussman
        75009 Paris
        France

        Fax:          + 331 5343 5700

        Attention:    Paying Agency

                                   SIGNATURES

The Issuer

OMNICOM GROUP INC.

By: DENIS STREIFF

The Fiscal Agent

SOCIETE GENERALE BANK & TRUST S.A., LUXEMBOURG

By: MICHEL BACKER       By: VINCENT DECALF

The Other Paying Agent

SOCIETE GENERALE

By: MICHEL BACKER       By: VINCENT DECALF

For the purposes of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September 1968, the undersigned expressly and specifically agrees in the terms of Clause 13.02 (Jurisdiction).

SOCIETE GENERALE BANK & TRUST S.A., LUXEMBOURG

By: MICHEL BACKER       By: VINCENT DECALF

JCCTS4$8.18